THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY INTELLICELL CORP. (THE "COMPANY") OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE EXCHANGED FOR THIS NOTE.

                                  INTELLICELL CORP.

No._____                                                              $______


                            SUBORDINATED CONVERTIBLE NOTE

     INTELLICELL CORP., a Delaware corporation (the "Company"), for value received, hereby promises to pay to _____________________ or registered assigns (the "Payee") on the date three years from the date hereof (the "Maturity Date") at the offices of the Company, 9314 Eton Avenue, Chatsworth, California 91311, the principal amount of _____________________ ($_________), including interest at the rate of two percent (2%) per annum accrued through the Maturity Date, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     1.   PREPAYMENT

          A. The principal amount of this Note may be prepaid by the Company, in whole or in part, without penalty, at any time.

     2.   COVENANTS OF COMPANY

          A. The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

               (i) Promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof, provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

               (ii) Do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

               (iii) At all times reasonably maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto as shall be


                                      1.

reasonably required in the conduct of its business;

               (iv) To the extent necessary for the operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations (other than earthquake insurance); and

               (v) At all times keep true and correct books, records and accounts.

     3.   EVENTS OF DEFAULT

          A. This Note shall become and be due and payable upon written demand made by the holder hereof if one or more of the following events, herein called events of default, shall happen and be continuing:

               (i) Default in the payment of the principal and accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise;

               (ii) Default in the due observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Company by the holder of the Note;

               (iii) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

               (iv) Admission in writing of the Company's inability to pay its debts as they mature;

               (v) General assignment by the Company for the benefit of creditors;

               (vi) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

               (vii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days; or

               (viii) The sale by the Company of all or substantially all of its assets (each of the foregoing, an "Event of Default").

          B. The Company agrees that notice of the occurrence of any Event of Default will be promptly given to the holder at his or her registered address by certified mail.

          C. Upon the occurrence of an Event of Default, the Note shall thereafter bear interest at the higher of the maximum nonusurious rate of interest permitted by applicable law or 10%.

          D. Subject to the provisions of 4(B) hereof, in case any one or more of the events of


                                      2.

default specified above shall happen and be continuing, the holder of this Note may proceed to protect and enforce his rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights of such holder.

     4.   AMENDMENTS AND WAIVERS

          A. Subject to the provisions of 4(C) and (D) hereof, the covenants set forth in 2(A) hereof may be waived by the written consent of the holders of a majority in the outstanding principal amount of the Notes issued pursuant to the Confidential Private Placement Memorandum dated November 11, 1998 (the "Memorandum").

          B. Subject to the provisions of 4(C) and (D) hereof, the events of default set forth in clauses (i) and (ii) of 3(A) hereof may be waived by the written consent of the holders of a majority in outstanding principal amount of the Notes issued pursuant to the Memorandum.

          C. The Company may amend or supplement this Note with the written consent of the holders of a majority in outstanding principal amount of the Notes issued pursuant to the Memorandum; provided, however, that without the consent of each Noteholder, no amendment, supplement or waiver may:

               1. reduce the principal amount or rate of interest of the Notes whose holders must consent to any amendment, supplement or waiver; or

               2. extend the maturity date of the Notes or the time for payment of interest by more than one year from the respective date(s) set forth herein.

          D. After any waiver, amendment or supplement under this Section becomes effective, the Company shall mail to the holders of the Notes a notice briefly describing such waiver, amendment or supplement.

     5.   RESTRICTIONS ON TRANSFER

          This Note, including the common stock and warrants issuable upon conversion of the Note, have not been registered under the Securities Act and may not be offered or sold within the United States or to U.S. Persons (as such term are defined under the Securities Act of 1933, as amended (the "Securities Act")) except pursuant to an exemption from, or in a transaction not subject to the registration requirements or, the Securities Act.

     6.   CONVERSION

          The Company may, at any time, convert all or any part of the Notes, pursuant to which each $1.00 principal amount of Notes being converted shall be converted into one share of common stock, $.01 par value, of the Company ("Common Stock") and one warrant (each warrant being redeemable and entitling the holder to purchase two-thirds of one share of Common Stock at a price of $1.00 per share) ("Warrant"); provided, however, that the Company will not convert all or any part of the Notes unless and until the stockholders of the Company approve the private offering of the Company as set forth in the Memorandum. The Common Stock and Warrants are together referred to herein as the "Underlying Securities." Upon conversion of the Notes, the Company will pay in cash to the holders of the Notes being converted the amount


                                      3.

of any accrued interest on the Notes, or portions thereof, being converted.

          On or after the date of conversion, and in any event within 10 days after receipt of notice, by mail, postage prepaid from the Company, each holder of record of a Note will surrender such holder's Note at the principal office of the Company or at such other place as the Company will designate, and will thereupon be entitled to receive certificates evidencing the Underlying Securities into which such principal amount of the Note (including accrued interest) is converted. On the date of the conversion, each holder of record of a Note will be deemed to be the holder of record of the Underlying Securities issuable upon such conversion notwithstanding that the Notes will not have been surrendered at the office of the Company, that notice from the Company will not have been received by any holder of record of the Notes, or that the certificates evidencing such Underlying Securities then be actually delivered to such holder.

          The Company will at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding Notes and will take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon the conversion of Notes. The holders of shares of Common Stock issued upon conversion of the Notes shall not be entitled to receive with respect to those shares the distribution to existing stockholders of a dividend in the form of warrants to purchase Common Stock described in the Memorandum.

          No fractions of shares of Common Stock or Warrants will be issued upon conversion, but in lieu thereof the Company will pay cash equal to such principal amount of the Note which is not convertible into an integral number of shares of Common Stock or Warrants.

     7.   SUBORDINATION OF THE NOTE

     The Company covenants and agrees, and each holder of this Note by acceptance hereof covenants and agrees, expressly for the benefit of the present and future holders of Senior Debt (the term "Senior Debt" shall mean all Debt of the Company except Junior Debt; the term "Debt" shall mean indebtedness representing money borrowed and purchase money indebtedness; the term "Junior Debt" shall mean all Debt of the Company which is subordinate and junior in right with respect to the general assets of the Company to other Debt of the Company and "Junior Debt" shall include without limitation this Note), that, notwithstanding anything to the contrary in this Note, the payment of the principal of and interest on this Note is expressly subordinated to all Senior Debt of the Company which may at any time and from time to time be outstanding, and that this Note shall rank on a parity with any other Junior Debt, and further that:

          A. Upon any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, no amount shall be paid by the Company, and the holder of this Note shall not be entitled to receive any amount, in respect of the principal of or interest on this Note unless and until all Senior Debt shall have been paid in full together all interest thereon and all other amounts payments in respect thereof.

          B. In the event of any default in the payment of the principal (including any sinking fund payments or required prepayments) of or interest on any Senior Debt and during the continuance of any such default, no amount shall be paid by the Company, and the holder of this Note shall not be entitled to receive any amount, in respect of the principal of or interest on this Note.


                                      4.

          C. Upon the occurrence of any of the events enumerated in subparagraph A above, claims or proofs of claims may be filed by or on behalf of the holder of this Note, but no such claims or proofs of claims shall be filed by or on behalf of such holder which shall assert any right on the part of such holder to receive any payments in respect of the principal of or interest on this Note, except subject to the payment in full of all Senior Debt for which claims or proofs of claims are duly filed.

          D. No present or future holders of Senior Debt shall at any time in any way be prejudiced, or their rights to enforce subordination impaired, by any act or failure to act on the part of the Company or any such holder, or by any noncompliance by the Company with the terms and provisions of this Note, regardless of any knowledge thereof such holders may have or otherwise be charged with.

     8.   UNSECURED

     This Note is unsecured.

     9.   MISCELLANEOUS

          A. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Notes shall have the right to transfer it by assignment (subject to the limitation on transfer contained in this Note) and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices, 9314 Eton Avenue, Chatsworth, California 91311, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

          B. Payment of principal and interest shall be made to the registered owner of this Note upon presentation of this Note upon or after maturity.

          C. This Note shall be construed and enforced in accordance with the internal laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its President.

                                        INTELLICELL CORP.

                                        By:
                                           -------------------------------
                                               Ben Neman
                                               President


                                      5.